UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2020

NTN BUZZTIME, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Aston Ave., Suite 100
Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

(760) 438-7400

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NTN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 12, 2020, NTN Buzztime, Inc. (the “Company”) entered into a non-binding letter of intent for a potential strategic transaction with a third party. The letter of intent is only a mutual indication of interest in the potential transaction by both parties and does not represent any legally binding commitment or obligation on the part of either party with respect to the potential transaction. The terms of the potential transaction, if any, are subject to a number of contingencies, including the performance of due diligence and the negotiation and execution of a definitive agreement. No assurances are, or can be given, that the parties will enter into a definitive agreement for the potential transaction, or that even if such agreement is entered into, that the potential transaction will be consummated. Entering into the letter of intent was a product of the Company’s previously announced strategic process. The Company does not intend to disclose additional details regarding the strategic process, or the letter of intent, unless and until further disclosure is appropriate or necessary.

Forward-looking Statements

This report contains forward-looking statements that reflect the Company’s management’s current views of future events and operations, including statements relating to a potential strategic transaction. Forward-looking statements, in some cases, can be identified by terms such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “should,” “would,” “contemplate,” project,” “target,” “tend to,” or the negative version of these words and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including that the parties will not enter into a definitive agreement for the potential transaction, or if they do, that the potential transaction will not be completed. Additional factors that may affect the Company’s strategy, future operations, future financial position, projected costs, prospects, plans and objectives are set forth in its filings with the SEC, including in its Annual Report on Form 10-K filed with the SEC on March 19, 2020 and in its reports on Form 8-K and 10-Q filed with the SEC thereafter. You are urged to consider these factors carefully in evaluating the forward-looking statements in this report and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. Unless otherwise required by law, the Company does not undertake to publicly update or revise any of its forward-looking statements, even if experience or future changes show that the indicated results or events will not be realized. Nothing in this report shall be deemed an admission of the materiality under applicable laws of any of the disclosures set forth herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTN BUZZTIME, INC.

Date: June 17, 2020	By:	/s/ Sandra Gurrola
Sandra Gurrola
Senior Vice President of Finance